UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2024

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000
Miami, Florida 33131
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2024, Pulse Biosciences, Inc. (the “Company”) announced certain financial and operational results for the fiscal quarter ended September 30, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

This information, as well as Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 30, 2024, the Company announced the appointment of David Kenigsberg, M.D. as Chief Medical Officer of Electrophysiology. Andrea Natale, M.D. will become a medical advisor for the company, joining existing advisors Vivek Reddy, M.D. and Jacob Koruth, M.D., who altogether will continue to support the development and clinical efforts for the Pulse Biosciences nano-PFA 360 Cardiac Catheter. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

This information, as well as Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Pulse Biosciences, Inc. dated October 30, 2024 - Business Update and Quarterly Results
99.2	Press Release issued by Pulse Biosciences, Inc. dated October 30, 2024 - Appointment of Chief Medical Officer of Electrophysiology
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: October 30, 2024	By:	/s/ Burke T. Barrett
Burke T. Barrett
President and Chief Executive Officer (Principal Executive and Principal Financial Officer)